UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
 _____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

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COVETRUS, INC.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Custom House Street
Portland, ME 04101
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (888) 280-2221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CVET	The Nasdaq Stock Market (Nasdaq Global Select Market)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2019, Covetrus, Inc. (the “Company”) hired Laura Phillips as Vice President – Accounting.  On May 3, 2019, the Board of Directors of the Company appointed Ms. Phillips as Vice President, Chief Accounting Officer effective June 1, 2019.  In connection with such appointment, Ms. Phillips will also serve as the Company’s principal accounting officer.

Ms. Phillips, age 49, has served as Vice President – Accounting at the Company since April 2019. Prior to joining the Company, Ms. Phillips was Director, Finance Compliance at Google LLC from June 2017 until April 2019.   Prior to Google, Ms. Phillips served as Vice President, Corporate Controller for Brown-Forman Corporation and Assistant Corporate Controller of General Motors Company (GM). Before joining GM, Ms. Phillips was Deputy Chief Auditor for the Public Company Accounting Oversight Board. Ms. Phillips began her career with Ernst & Young as an auditor serving a broad range of clients and for four years was a member of the firm’s National Professional Group. Ms. Phillips holds a B.S.B.A. in Accounting and Finance from Miami University, an MBA from the University of Michigan’s Stephen M. Ross School of Business, and is a Certified Public Accountant.

Ms. Phillips is party to an Amended and Restated Offer Letter, effective as of April 29, 2019, by and between the Company and Ms. Phillips (the “Offer Letter”).  Ms. Phillips’ employment agreement entitles Ms. Phillips to an annual base salary of $360,000 and a short-term incentive bonus of equal to 50% of Ms. Phillips base salary for 2019. Ms. Phillips initial grant under the Company’s Long-Term Incentive Plan will be equal to $800,000. Ms. Phillips is also entitled to a relocation bonus of $200,000, which she may be required to return to the Company if Ms. Phillips resigns other than for good reason or is terminated for cause (in each case, as defined in the Offer Letter) within one year after her relocation.  If Ms. Phillips is terminated by the Company without cause or resigns for good reason, Ms. Phillips is entitled to receive continued base salary for twelve months and a pro-rated annual bonus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVETRUS, INC.

Date: May 7, 2019	By:	/s/ Christine T. Komola
Christine T. Komola
EVP and Chief Financial Officer